UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2004

PECO II, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-31283	34-1605456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1376 State Route 598, Galion, Ohio	44833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 468-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Please refer to the disclosure provided in Section 2.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 of Form 8-K by reference.

Item 2.02.	Results of Operations and Financial Condition.

On November 10, 2004, PECO II, Inc. issued a press release relating to the Company’s earnings for the third quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated into Item 2.02 of this Form 8-K by reference.

The information contained in Item 2.02 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

The information contained in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors described from time to time in the Company’s periodic filings with the Securities and Exchange Commission could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

Item 2.03.	Creation of a Direct Financial Obligation.

On October 18, 2004 the Company entered into a Security Agreement and Promissory Note (collectively, the Promissory Note and Security Agreement are referred to herein as the “Agreement”), with National City Bank (the “Bank”), pursuant to which the Company is permitted to draw up to $3.5 million on a revolving line of credit.

Under the Agreement, the interest rate on borrowings is one and one half of one percent (1.5%) per annum plus the one-month LIBOR. If the one-month LIBOR is unavailable, the contract rate shall be a fluctuating rate equal to three quarter of one percent (.75%) below the Prime Rate.

Interest on borrowings under the Agreement is payable in arrears beginning on December 1, 2004 and on the first day of each month thereafter and on demand. Lender shall adjust the one-month LIBOR at the end of each banking day during the term hereof. The annual interest rate under this Agreement is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

As part of the Agreement, the Company granted to the Bank, a security interest in a certificate of deposit account of $3.5 million with the Bank, as collateral which secures full and prompt payment to the Bank of all obligations of the Company. The Company shall not have the right to withdraw any amount from the certificate of deposit unless the Company obtains the Bank’s prior written consent.

Copies of the Security Agreement and Promissory Note are attached as Exhibits 10.1 and 10.2, respectively, to this Agreement, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

10.1	Security Agreement

10.2	Promissory Note

99.1	Press Release, dated November 10, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO II, Inc.

Date: November 10, 2004	By:	/s/ James L. Green
James L. Green
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

10.1	Security Agreement

10.2	Promissory Note

99.1	Press Release, dated August 4, 2004.

E-1